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Exhibit 10(h)

                             LOAN PURCHASE AGREEMENT


      This is a Loan Purchase Agreement for mortgage loan(s), dated and effective as of December 31, 1998, and is executed between Franklin Credit Recovery Fund XXI L.P., a limited partnership organized under the laws of the state of Virginia, by Franklin Credit Management Corporation, a Delaware corporation, its corporate General Partner as Seller (the "Seller") and Thomas
J. Axon as Purchaser (the "Purchaser").

                               W I T N E S S E T H

     WHEREAS, Seller is the present holder of the Note(s), Mortgage(s) and attendant Loan Documents (the "Mortgage Loan"), described in the attached Exhibit "A", the Mortgage Loan Schedule which affects the Mortgaged Property commonly known by the street address 520 Brickell Key Drive Unit A-PH12, Miami, Florida 33131.

     WHEREAS, the Mortgagors are in default under the Mortgage Loan;

     WHEREAS, Purchaser desires to purchase the Mortgage Loan from Seller.

      NOW, THEREFORE, for other good and valuable consideration, the Purchaser and the Seller, intending to be legally bound, agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

      Whenever used herein, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

      Agreement: This Loan Purchase Agreement , together with all exhibits and schedules appended hereto, as well as all amendments hereof and supplements hereto.

      Assignment of Mortgage: An assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located for the absolute transfer of the Mortgage.
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      Business Day:  Any day other than (i) a Saturday or Sunday, or (ii) a day on which federal savings banks are authorized or obligated by law or executive order to be closed.

      Closing Date:   February 19, 1998, or a Business Day prior thereto as
may hereafter be agreed upon by the Purchaser and the Seller.

      Collateral Agreements: With respect to Mortgage Loans, any Assignments of Leases, Rents, Management Agreements or similar collateral agreement providing security for the Mortgage Loan, including all assignments of mortgage to Seller or Seller"s predecessor.

      Loan Schedule:  A schedule of Mortgage Loans annexed hereto as Exhibit
A.

       Mortgage: The Mortgage, deed of trust or other instrument securing a Mortgage Note, which creates a lien on an estate in fee simple with real property securing the Mortgage Note.

      Mortgage Note: The note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage.

      Mortgagor:  The obligor on a Mortgage and Mortgage Note.

      Mortgaged Property: The real property securing repayment of the debt evidenced by a Mortgage Loan.

      Purchase Price: The amount to be paid in certified funds to the Seller by the Purchaser as provided herein.

                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;
                         FILE; PRICE; BOOKS AND RECORDS

      1. Purchase Price.

      Before 5:00 p.m., Eastern Standard Time on the Closing Date, the Purchaser shall pay to the Seller by certified check or money order the sum of: FOUR HUNDRED EIGHTEEN THOUSAND FIVE HUNDRED 00/100 ($418,500.00) DOLLARS.

      2. Closing Date.

      The closing date shall be no later than February 15, 1999 at 10:00 A.M. Closing shall be conducted at the offices of the Seller,


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at 6 Harrison Street, 6th Floor, New York, New York 10013, or such other location as is mutually acceptable to Seller and Purchaser.

      3. Release of Documents. Immediately upon receipt of the full Purchase Price, the Seller shall assign and deliver to Purchaser the Note,


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Mortgage, all underlying assignments in Seller's possession, and all rights of the Seller pursuant to those documents.

      4. Recording Fees, Title Policy Endorsements and Continuations.

      The Purchaser shall be responsible for recording all Deeds, assignments, and other instruments, including any assignment of any UCC financing statements included in the Mortgage Loan Files. All recording fees incurred shall be paid by the Purchaser. The Purchaser shall pay any real estate transfer taxes required for the conveyance of each Real Estate Property. The Seller shall prepare and execute any appropriate UCC Form 3 with respect to collateral securing any Mortgage Loan (when applicable).

      5. Terms of Sale to Purchaser. The parties hereto agree that the sale of the Mortgage Loan referenced hereunder is made, without recourse to Seller, without representations by or warranties of Seller except as expressly provided in this Agreement herein.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES;
                               REMEDIES AND BREACH

      1. Representations and Warranties.

      The Seller represents and warrants to the Purchaser that as of the date hereof and, as of the Closing Date, the following shall be true, complete and correct:

      (a) Duly Organized; Good Standing; Duly Licensed and Qualified. The Seller is a limited partnership under the laws of the state of Virginia, duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization;

      (b) Due Authority and Binding Obligation. The Seller has the full power and authority to execute and deliver this Agreement and has been duly authorized; this Agreement evidences the valid, binding and enforceable obligation of the Seller; and all requisite corporate action has been taken by the Seller to make this Agreement valid and binding upon the Seller in accordance with its terms.

      (c) No Conflicts. The execution and delivery of this Agreement or compliance with the terms and conditions of this Agreement will not materially conflict with or result in a material breach of any of the terms, conditions or provisions of the Seller"s articles, charter or bylaws , or violate the terms of any contract, agreement or other instrument to which the Seller or any of its assets may be subject.


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      (d) Ability to Perform. As of the date hereof, the Seller knows of no reasons as to why it may not be able to fully perform each and every covenant contained in this Agreement;

      (e) No Litigation Pending. There is no action, suit, proceeding or investigation pending or, to the Seller"s knowledge, threatened against the Seller which shall adversely affect the Mortgage Loans and Real Estate, the execution, delivery or enforceability of this Agreement, or which may hereafter have a materially adverse effect on the financial condition of the Seller ; and

      (f) No Consent Required. No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of or compliance by the Seller with this Agreement.

      (g) No Bulk Sale. The transfer, assignment and conveyance of the Mortgage Loans and Real Estate Property by the Seller pursuant to this Agreement are in the ordinary course of the Seller"s business and are not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction. Seller is not transferring the Mortgage Loans and/or Real Estate Property with an intent to hinder, delay or defraud any of its creditors. Seller is solvent and will not be rendered insolvent by the sale of any of the Mortgage Loans or Real Estate Property.

      (h) No Broker. The Seller and Purchaser mutually represent and warrant to each other that no broker, finder or intermediary other than (NONE) has brought about this transaction. The Purchaser agrees to pay the fees due pursuant to a separate agreement. In the event any claim is made by any other broker, finder or intermediary for a commission or fee as a result of acts or actions of either the Seller or the Purchaser with respect to the within transaction, such party shall indemnify and hold the other safe and harmless from any and all such costs, claims or expense arising therefrom. These representations shall survive the Closing.

      (i) Representations as to the Mortgage Loan.

            (i) Seller is the sole owner of the Mortgage Loan and has the right to convey same to Purchaser;

            (ii) The information set forth in the Mortgage Loan Schedule is true and correct as of the Closing Date;

            (iii) The terms of the note or other evidence of indebtedness of the related mortgage secured by the mortgaged property have not been altered or modified in any respect, except by written instruments, if


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required by law in the jurisdiction where the Mortgaged Property is located;

            (iv) The Mortgage Loan is valid and enforceable in accordance with its terms and conditions and during the period during which the Seller serviced the Mortgage Loan, and such Mortgage Loan was serviced in accordance with all applicable laws and regulations.

      The representations and warranties of this Section shall survive the execution of this Agreement and any subsequent transfers of each Mortgage Loan.

      2. No Representation as to Encumbrances. It is expressly agreed and understood between the parties that by its execution and delivery to Purchaser of the Assignment of Mortgage, the Seller shall transfer and convey to Purchaser all of Seller"s right, title and interest to each Mortgage Loan subject to any and all liens, claims, taxes, encumbrances or security interests of any kind or nature whatsoever, of which Seller has written notice, including any junior or subordinated liens or encumbrances which may have priority over the Mortgage Loan or may encumber the Mortgaged Property. Purchaser agrees to purchase the Mortgage Loan subject to such liens, claims, taxes, encumbrances and security interests of any kind or nature whatsoever, and shall have no recourse against Seller with respect to such liens, claims, taxes, encumbrances and security interest which may have priority over the Mortgage Loan or may encumber the Mortgaged Property.

                                   ARTICLE IV

                                     CLOSING

      1. Closing Documents. The closing documents (the "Closing Documents") shall consist of the following for the Closing Date:

            (a) two (2) fully executed copies of this Agreement;

            (b) all original Mortgage Loan Documents, including the Mortgage or Deed of Trust, Promissory Note, Assignments and other related loan documentation, including but not limited to, if applicable, Assignment of Leases and Rents;

            (c) all other documentation presently contained in the Mortgage Loan file;

            (d) a Bill of Sale for the Mortgage Loan in the form attached hereto as Exhibit "B";


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            (e) a statement of amounts due under the Mortgage Loan;

            (f) Consent to Change of Attorney, if applicable;

            (g) Assignment of Claim/Cause of Action in foreclosure suit, if applicable.

      2. Costs. Each party shall pay any commissions it has incurred and the fees of its attorneys in fact with the negotiations for, documenting of and closing of the transactions contemplated by this Agreement. Purchaser shall, be solely responsible for, and shall bear all fees, taxes and expenses related to the transfer of this Mortgage Loan, including the recordation of Assignment of Mortgage from Seller to Purchaser.


                                    ARTICLE V

                            MISCELLANEOUS PROVISIONS


      1. Governing Law; Consent to Jurisdiction. This Agreement shall be construed in accordance with the laws of the State of New York without regard to any principles of conflict of laws. The Purchaser and the Seller each hereby agree that any LEGAL ACTION OR PROCEEDING AGAINST IT WITH RESPECT TO THIS AGREEMENT, OR ANY OF THE AGREEMENTS, DOCUMENTS OR INSTRUMENTS DELIVERED IN CONNECTION WITH THIS AGREEMENT MAY ONLY BE BROUGHT IN THE SUPREME COURT OF THE STATE OF NEW YORK, NEW YORK COUNTY OR THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, located in the County of New York, and, by execution and delivery hereof, the Purchaser and the Seller each accepts and consents to, for itself and in respect to its property, generally and unconditionally, the jurisdiction of the aforesaid courts with respect to any action or proceeding brought by the Purchaser and/or Seller against one another.

      2. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given when sent to the intended recipient, in writing within three (3) business days after same is deposited in the U.S. Mail (certified mail, return receipt requested), or delivered to the premises of the addressee, or other address as may hereafter be furnished in writing by one party to the other party to this Agreement:

      (a)   if to the Seller:

            Franklin Credit Management Corp.
            6 Harrison St. -6th Floor
            New York, NY 10013
            Attention: Amy B. Braun


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      (b)   if to the Purchaser:

            Thomas J. Axon
            6 Harrison Street - 6th Floor
            New York, NY 10013

      3. Severability of Provisions: If any provision, or part thereof of this Agreement is invalid or unenforceable under any law such provision, or part thereof , shall be deemed severable from the remaining provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

      4. Successors and Assigns: This Agreement, and the representations and warranties contained herein shall be binding upon and shall inure to the benefit of the parties hereto, their successors and assigns with respect to this Agreement, as well as each Mortgage Loan. This Agreement may not be assigned by the Seller or the Purchaser, provided, however, that the Purchaser may, with the Seller"s consent (not to be unreasonably withheld) collaterally assign this Agreement to a lender if required to finance the purchase of the Mortgage Loans.

      5. Execution. This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same agreement.

      6. Servicing. On the Closing Date, Purchaser, or its designee, shall assume all servicing responsibilities related to the Mortgage Loan and Seller shall cease all servicing responsibilities relate to the Mortgage Loan. The Purchaser shall be responsible for providing notice to all taxing authorities and insurance companies of the transfer of the servicing to Purchaser; however, Seller agrees to forward all notices, tax bills and insurance statements, as the case may be, to Purchaser at the address provided herein, for a period of ninety
(90) days after the Closing Date.

      7. Entire Agreement This Agreement, together with the schedules and exhibits attached hereto and the documents referred to herein, including any amendments thereto, or executed concurrently herewith, constitute the entire Agreement between the parties hereto with regard to the subject matter hereof; and there are no prior agreements, understandings, restrictions, warranties or representations between the parties with respect thereto.


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      IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto as of the day and year first above written.


                                         SELLER:

                                     FRANKLIN CREDIT RECOVERY
                                     FUND XXI, L.P.
                                     By:Franklin Credit Management
                                     Corp., its corporate General Partner
Date:___________________                   By:Joseph Caiazzo
                                              ------------------------
                                     Title:Chief Operating Officer


                                         PURCHASER:


Date:___________________

                                     By: Thomas J. Axon
                                         ------------------------




                                 ACKNOWLEDGMENTS


STATE OF  ______________ }
                            }ss:
COUNTY OF ______________ }

      On this _____ day of ________ , 199__, before me, a notary public, personally appeared __________________________________ who acknowledged himself/herself to be the of ____________________________ , and that he/she as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained.

      IN WITNESS WHEREOF, I have hereunto set my hand and official seal.



                                                Notary Public


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STATE OF _______________ }
                             }ss:
COUNTY OF ______________ }

      On this ______ day of ________, 199__, before me, a notary public, personally appeared ____________________ who acknowledged himself to be and that he executed the foregoing instrument for the purposes therein contained.

      IN WITNESS WHEREOF, I have hereunto set my hand and official seal.




                                                Notary Public

                                  EXHIBIT "A"


                             MORTGAGE LOAN SCHEDULE


Original Promissory Note dated December 12, 1983 in the original principal amount of $ 165,000.00, payable to General Federal Savings and Loan Association of Miami, together with Mortgage of even date therewith, between Enterprises Ramadan, Inc., a Panamanian Corp. as Mortgagor and General Federal Savings and Loan Association as Mortgagee, recorded in the Dade County Clerk"s Office on December 14, 1983 Book/Volume/Liber 11996 Page 1830; thereafter assigned by that certain Assignment of Mortgage to Franklin Credit Recovery Fund XXI L.P., 7/25/95, recorded on 9/8/95 in the Dade County Clerk"s Office Book/Volume/Liber 16911 Page 2975.


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                                  EXHIBIT 10(I)


                                  BILL OF SALE


            BILL OF SALE, dated ____________, 199__ , from Franklin Credit Recovery Fund XXII L.P., ("Seller") to Thomas J. Axon, ("Purchaser").

            WHEREAS, pursuant to the Loan and Real Estate Purchase Agreement, dated as of________________________, 199__, by and between the Purchaser and the Seller (the "Agreement"), the Seller agreed to grant, sell, assign, convey, transfer and deliver to the Purchaser, servicing released, all right, title and interest in and to the mortgage loan identified in the Mortgage Loan Schedule attached hereto as Exhibit "A".

            NOW, THEREFORE, in consideration of the payment of $ 418,500.00 and other valuable consideration, the receipt of which is hereby acknowledged, and intending to be legally bound hereby, the Seller by these presents does hereby sell, convey, transfer, assign, set over to, and vest in, the Purchaser, its successors and assigns, all of the Seller"s right, title and interest, legal or equitable, in and to the documents described in the Mortgage Loan Schedule. The terms of this Bill of Sale shall not supersede the terms of the Agreement.

            IN WITNESS WHEREOF, the Seller has caused this Bill of Sale to be executed as of the date first written above.


                       FRANKLIN CREDIT RECOVERY FUND XXII L.P..



                By:    Franklin Credit Management Corp., its
                       corporate General Partner
                                   By: Joseph Caiazzo
                                       -------------
                        Title: Chief Operating Officer
                               -----------------------


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